UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2022

5E ADVANCED MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19500 STATE HIGHWAY 249, SUITE 125
HOUSTON, TEXAS 77070
(Address of Principal Executive Offices)
(Zip Code)

(346) 439-9656

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	FEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 11, 2022, 5E Advanced Materials, Inc. (the “Company”) entered into a convertible note purchase agreement (the “Convertible Note Purchase Agreement”), dated August 11, 2022, with BEP Special Situations IV LLC (“Bluescape”), pursuant to which the Company agreed to issue and sell, in a private placement, $60 million aggregate principal amount of its 4.50% secured convertible notes (the “Convertible Notes”) to Bluescape.

The Convertible Notes bear interest at a rate of 4.50% per annum, payable semi-annually, or 6.00% per annum if the Company elects to pay such interest through the delivery of additional Convertible Notes, and are convertible into 3,409,091 shares of Common Stock at a conversion price of $17.60 per share of Common Stock in accordance with the terms of the Convertible Note Purchase Agreement. The Convertible Notes mature on August 15, 2027. The Company may, at its election, force conversion of the Convertible Notes (i) if the last reported sale price of the Common Stock exceeds 200% of the conversion price for at least 20 trading days during the period of the first 24 months after issuance; (ii) if the last reported sale price of the Common Stock exceeds 150% of the conversion price for the following 12 months; and (iii) if the last reported sale price of the Common Stock exceeds 130% of the conversion price thereafter. Following certain corporate events that may occur prior to the maturity date or if the Company forces a mandatory conversion, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event or has its Convertible Notes mandatorily converted, as the case may be.

The foregoing description of the Convertible Note Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Convertible Note Purchase Agreement, including the form of Convertible Note attached as Exhibit A thereto, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein.

Item 2.02	Results of Operations and Financial Condition.

In connection with the Convertible Notes, Bluescape was provided with certain information including: “Risk Factors” and “Recent Financial Results (Preliminary and Unaudited).” The Company is disclosing this information herein as Exhibit 99.1 and such information is incorporated herein by reference.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure contained in Item 1.01 of this Report is incorporated herein by reference. The Convertible Notes will be issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

This summary is qualified in its entirety by reference to the text of the Convertible Note Purchase Agreement and the Note, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein.

Item 7.01	Regulation FD Disclosure.

On August 11, 2022, the Company issued a press release announcing the private placement of the Convertible Notes. The Company is disclosing this information herein as Exhibit 99.2 and such information is incorporated herein by reference.

In connection with the private placement of the Convertible Notes, Bluescape was provided with certain information including “Risk Factors” and “Recent Financial Results (Preliminary and Unaudited).” The Company is disclosing this information herein as Exhibit 99.1 and such information is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Convertible Notes. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. The Convertible Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information presented herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and as described in securities legislation in Australia and other jurisdictions. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “may,” “could,” and other similar expressions, although not all forward-looking statements contain these identifying words. All forward-looking statements reflect a number of assumptions, which are subject to numerous risks and uncertainties many of which are beyond the control of 5E, and which may cause actual results to be materially different from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, our limited operating history in the borates industry with no revenue from our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company with no known mineral reserves and the inherent uncertainty in estimates of mineral resources; risks and uncertainties relating to the development of the Fort Cady project; risks related to the demand for end use applications that require borates and related minerals and compounds that we expect to produce; risks related to compliance with environmental and regulatory requirements; unanticipated costs or delays associated with our Small-Scale Boron Facility; the completion and outcome of future technical and economic studies related to our project; the risks from material increases to our previous estimated capital expenditure budget required to complete our proposed large-scale complex due to the change in our development plans from boron and sulphate of potash (“SOP”) extraction and developing a large-scale complex without first developing a smaller scale pilot facility to a focus on boron and lithium extraction, revisions to the proposed processing facility design, and a modified sequencing of our project development timeline; and the risk that, without obtaining adequate capital funding from the Offering, we may not be able to execute the full scope of our current business plan for the next 12 months and continue as a going concern. For additional information regarding these various risks and uncertainties, you should carefully review the risk factors and other disclosures in our amended Form 10 filed with the U.S. Securities and Exchange Commission (SEC) on March 7, 2022, and our Form 10-Q filed with the SEC on May 12, 2022, as well as in the materials attached hereto. Additional risks are also disclosed by 5E in its filings with the Securities and Exchange Commission (SEC) throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Convertible Note Purchase Agreement dated August 11, 2022.

99.1	Investor Disclosure

99.2	Press Release, dated August 11, 2022

104	Cover Page Interactive Data File (embedded with the Inline XBLR document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

5E ADVANCED MATERIALS, INC.

Date: August 11, 2022	/s/ Paul Weibel
Paul Weibel
Chief Financial Officer